SCHEDULE 14A
                               (RULE 14a-101)

                  INFORMATION REQUIRED IN PROXY STATEMENT

                          SCHEDULE 14A INFORMATION
        PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                            EXCHANGE ACT OF 1934


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                                                by Rule 14a-6(e)(2))
|_|  Definitive Proxy Statement
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|_|  Soliciting Material Under Rule 14a-12


                  UST PRIVATE EQUITY INVESTORS FUND, INC.
  ------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)


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                  UST PRIVATE EQUITY INVESTORS FUND, INC.
                            114 WEST 47TH STREET
                       NEW YORK, NEW YORK 10036-1532


Dear Shareholder:

            You are cordially invited to attend the Annual Meeting (the "Meeting") of Shareholders of Excelsior Private Equity Fund II, Inc. (the "Company") to be held on Monday, May 8, 2000 at 10:00 a.m., Eastern time, at the offices of United States Trust Company of New York, 114 West 47th Street, New York, New York 10036.

            On January 12, 2000, The Charles Schwab Corporation and U.S. Trust Corporation, the parent corporation of the United States Trust Company of New York, entered into a definitive merger agreement. Following the merger, U.S. Trust Corporation will be a wholly owned subsidiary of The Charles Schwab Corporation. The merger is anticipated to close by July 2000, but is subject to a number of conditions including regulatory and shareholder approvals. The merger may be considered an assignment under the Investment Company Act of 1940 and may have the effect of terminating the existing investment advisory agreement between UST Private Equity
Investors Fund, Inc. and the United States Trust Company of New York, which would result in termination of the Agreement. Consequently, the Board of Directors of UST Private Equity Investors Fund, Inc. has called an annual meeting of the shareholders to approve the following items.

            At the Meeting, shareholders of the Company will be asked to vote on the following matters: (1) approval or disapproval of a new investment advisory agreement between the Company and United States Trust Company of New York, (2) election of directors and (3) ratification or rejection of the selection of Ernst & Young LLP as the Company's independent accountants for the fiscal year ending October 31, 2000.

            Whether or not you plan to be present at the Meeting, your vote is needed. If you do not plan to be present at the Meeting, please complete, sign and return the enclosed proxy card promptly. A postage paid envelope is enclosed for this purpose.

            We look forward to seeing you at the Meeting or receiving your proxy card so your shares may be voted at the Meeting.


                                        Sincerely yours,


                                        David I. Fann
                                        President and Chief Executive Officer


SHAREHOLDERS ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE.




                            [PRELIMINARY COPY]

                  UST PRIVATE EQUITY INVESTORS FUND, INC.


                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


                                                            March___, 2000


To the Shareholders of UST Private Equity Investors Fund, Inc.:


            The Annual Meeting of shareholders of UST Private Equity Investors Fund, Inc. (the "Company") will be held on Monday, May 8, 2000 at 10:00 a.m. Eastern time, at the offices of United States Trust Company of New York, 114 West 47th Street, New York, New York 10036.

            The meeting will be held for the following purposes:

            (1) to approve or disapprove a new investment advisory agreement between the Company and United States Trust Company of New York;

            (2) to elect each of Mr. Bernstein, Mr. Hover, Mr. Murphy and Mr. Imbimbo as directors of UST Private Equity Investment Fund, Inc.;

            (3) to ratify or reject the selection of Ernst & Young LLP as the Company's independent accountants for the fiscal year ending October 31, 2000; and

            (4) the transaction of such other business as may properly come before the Meeting or any adjournments thereof.

            The proposals referred to above are discussed in the Proxy Statement attached to this Notice. Each shareholder is invited to attend the Annual Meeting of Shareholders in person. Shareholders of record at the close of business on March 9, 2000 have the right to vote at the Meeting. If you cannot be present at the Meeting, we urge you to fill in, sign and promptly return the enclosed proxy in order that the Meeting can be held and a maximum of shares may be voted.


                                  By Order of the Board of Directors
                                    of UST Private Equity Investors Fund, Inc.


                                  Ronald A. Schwartz
                                  Secretary



                    WE NEED YOUR PROXY VOTE IMMEDIATELY

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE ANNUAL MEETING OF SHAREHOLDERS OF THE COMPANY SCHEDULED FOR MAY 8, 2000 WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A MAJORITY OF THE SHARES ELIGIBLE TO VOTE ARE REPRESENTED AT THE COMPANY'S MEETING. IN THAT EVENT, THE COMPANY WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL IN ALLOWING THE COMPANY TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY.



                            [PRELIMINARY COPY]

                  UST PRIVATE EQUITY INVESTORS FUND, INC.
                            114 WEST 47TH STREET
                          NEW YORK, NEW YORK 10036


                              PROXY STATEMENT

            This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of UST Private Equity Investors Fund, Inc. (the "Company"). The Annual Meeting will be held at the offices of United States Trust Company of New York, 114 West 47th Street, New York, New York 10036 on Monday, May 8, 2000 at 10:00 a.m. Eastern time (the "Meeting"). This Proxy Statement and the accompanying proxy card are first being sent to Shareholders on or about March __, 2000.

            It is expected that the solicitation of proxies will be primarily by mail. The Company's officers, investment adviser and administrator may also solicit proxies by telephone, telegraph, facsimile, personal interview or the internet. United States Trust Company of New York will bear the proxy solicitation costs of approximately $__________, and all costs in connection with the Meeting. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Company a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person.

            The following summarizes the proposals to be voted on at the Meeting.

Proposal

 1. To approve or disapprove a new investment advisory agreement between the Company and United States Trust Company of New York to take effect upon the merger of The Charles Schwab Corporation and U.S. Trust Corporation.

 2. To elect each of Mr. Bernstein, Mr. Hover, Mr. Murphy and Mr. Imbimbo as directors of UST Private Equity Investors Fund, Inc.

 3. To ratify or reject the selection of Ernst & Young LLP as the Company's independent accountants for the fiscal year ending October 31, 2000.

            A Proxy is enclosed with respect to the shares you own in the Company. If the Proxy is executed properly and returned, the shares represented by it will be voted at the Meeting in accordance with the instructions thereon. Each full share is entitled to one vote and each fractional share to a proportionate fractional vote. If you do not expect to be present at the Meeting and wish your shares to be voted, please complete the enclosed Proxy and mail it in the enclosed reply envelope.

                                    -1-

THE BOARD OF UST PRIVATE EQUITY INVESTORS FUND, INC. RECOMMENDS A VOTE IN FAVOR OF EACH PROPOSAL DESCRIBED IN THIS PROXY STATEMENT.

INTRODUCTION

            The Company has been organized as a Maryland corporation to engage in the business of a closed-end management company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the "1940 Act"). This meeting constitutes an annual meeting of shareholders that has been called to consider proposals relating to the following transaction.

            On January 12, 2000, The Charles Schwab Corporation ("Schwab") and U.S. Trust Corporation entered into a definitive agreement to merge (the "Merger"). Through its principal subsidiary Charles Schwab & Co., Inc., Schwab is the nation's fourth largest financial services firm and the nation's largest electronic brokerage firm, in each case measured by customer assets. At December 31, 1999, Schwab served 6.6 million active accounts with $725 billion in customer assets through 340 branch offices, four regional customer telephone service centers and automated telephonic and online channels. Approximately 30% of Schwab's customer assets and approximately 13% of its customer accounts are managed by 5,800 independent, fee-based investment advisors served by Schwab's institutional investor segment. After the Merger, U.S. Trust Corporation will be a wholly owned subsidiary of Schwab. The merger is anticipated to close by July 2000; however, it is subject to a number of conditions including certain regulatory and shareholder approvals.

            United States Trust Company of New York ("U.S. Trust" or the "Investment Adviser") is the managing investment adviser of the Company and is responsible for the Company's private equity investments. U.S. Trust, a subsidiary of U.S. Trust Corporation, intends to continue to serve as the investment adviser to the Company after the Merger. U.S. Trust has advised the Company that it does not have any plans to materially alter the investment advisory services provided to the Company as a result of the Merger or to make any change in key personnel responsible for overseeing the investment activities of the Company. The Merger, however, represents a change in ownership of the parent corporation of U.S. Trust and, as such, may have the effect under the 1940 Act of terminating the existing Management Agreement dated December 9, 1994 and amended October 30, 1995, between the Company and U.S. Trust (the "Existing Agreement") at the date of the consummation of the Merger.

            As a consequence of the Merger, and in order to provide continuity of investment advisory services, the Board of Directors of UST Private Equity Investors Fund, Inc. (the "Board of Directors" or the "Board") has proposed for the approval of its shareholders a new advisory agreement with U.S. Trust to take effect upon the consummation of the Merger (the "New Agreement"). Except as described below, the terms of the New Agreement are identical to those of the Existing Agreement. In addition, the advisory fees provided for in the Existing Agreement will remain the same and not change in the New Agreement. The election of directors of UST Private Equity Investors Fund, Inc. and the ratification or rejection of Ernst & Young LLP as the Company's independent accountants for the year ending October 31, 2000 are also on the agenda for the Meeting.

PROPOSAL 1:  APPROVAL OF NEW AGREEMENT

         At the Meeting, shareholders of the Company will be asked to vote on the approval of the New Agreement. The principal terms of the New Agreement are summarized below and a copy of the New Agreement is attached to this Proxy Statement as Appendix A. The description of the New Agreement that follows is qualified in its entirety by reference to Appendix A.

            As required by the 1940 Act, the Existing Agreement provides for automatic termination upon "assignment." Consummation of the Merger between U.S. Trust Corporation and Schwab may be deemed to be an assignment (as defined in the 1940 Act) of the Existing Agreement resulting in the termination of the Existing Agreement in accordance with its terms. In anticipation of the consummation of the Merger, and to provide continuity in investment advisory services, the Board of Directors, including a majority of the Board members who are not "interested persons" (as defined in the 1940 Act), at a meeting held on March 7, 2000, approved and directed that there be submitted to the shareholders of the Company for approval, a new investment advisory agreement between the Company and U.S. Trust.

            If the Merger is not completed but the proposed New Agreement is approved by the shareholders, U.S. Trust will operate under the New Agreement. If the Merger is not completed, the New Agreement would become effective upon termination of the definitive merger agreement. In the event the proposed New Agreement is not approved by shareholders of the Company, the Board will promptly consider alternatives to ensure continuing investment management services for the Company. If the New Agreement is not approved and the Merger is not completed, the Company will continue to operate under the Existing Agreement.

COMPLIANCE WITH SECTION 15(F) OF THE 1940 ACT

         Section 15(f) of the 1940 Act provides that when a change in the control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive an amount or benefit in connection therewith as long as two conditions are satisfied. First, no "unfair burden" may be imposed on the business development company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. Second, during the three-year period immediately following consummation of the transaction, at least 75% of the business development company's board of directors must not be "interested persons" of the investment adviser within the meaning of the 1940 Act.

         With respect to the first condition, the term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the business development company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the business development company (other than fees for bona fide principal underwriting services). The Company is not aware of any such compensation arrangements.

            With respect to the second condition, in order to meet the requirements of Section 15(f) of the 1940 Act, a new director who is not an interested person of U.S. Trust or of Schwab has been selected and proposed for election by a majority of the directors who are not interested persons of U.S. Trust or Schwab.

DESCRIPTION OF THE EXISTING AND NEW AGREEMENTS

         The Existing Agreement was last approved by the sole shareholder on December 9, 1994 and was subsequently amended October 30, 1995. In the Existing Agreement, subject to Board oversight, U.S. Trust is responsible for identifying, evaluating, structuring, monitoring and disposing of the Company's investments. U.S. Trust is also responsible for performing, or arranging for suitable third parties to provide the management and administrative services necessary for the operation of the Company.

TERMS AND CONDITIONS.

         As previously noted, the terms and conditions of the New Agreement are substantially the same as those of the Existing Agreement, except that:

o the New Agreement will be dated as of the date of the Merger if the Merger is completed, or upon termination of the Existing Agreement if the Merger is not completed;

o the New Agreement provides that U.S. Trust may provide advisory services through its own employees or the employees of an affiliated company as long as such employees function as part of an organized group of persons, the use of such employees does not result in a change of actual control or management of the Investment Adviser and the use of such employees has been approved by the Board;

o the New Agreement provides that an affiliate may assume the obligations of U.S. Trust, under the New Agreement so long as:

     o the affiliate is qualified to act as an investment adviser to the Company under applicable law;

     o the assumption will not result in a change of actual control or management of U.S. Trust under the 1940 Act; and

     o the assumption of U.S. Trust's obligations has been approved by the Company.

            UNLESS A DIFFERENCE IS SPECIFICALLY DISCUSSED ABOVE, THE TERMS OF THE NEW AGREEMENT ARE SUBSTANTIALLY THE SAME AS THOSE IN THE EXISTING AGREEMENT AND THERE ARE NO OTHER MATERIAL DIFFERENCES. THE ADVISORY FEES PROVIDED FOR IN THE EXISTING AGREEMENT WILL REMAIN THE SAME AND NOT CHANGE IN THE NEW AGREEMENT.

DESCRIPTION OF THE PROPOSED ADVISORY AGREEMENT

         The Existing Agreement and New Agreement provide that, subject to the general supervision of the Company's Board of Directors, U.S. Trust will, among other things, (1) prepare and evaluate any pertinent research, statistical, financial and economic data and other information necessary or appropriate for the performance of its duties under the agreement; (2) identify, evaluate, structure, monitor and dispose of the Company's investments in portfolio companies, private funds and short-term investments; (3) render managerial assistance to entities in which the Company has invested or is proposing to invest; (4) determine whether and how to exercise warrants, voting rights or other rights with respect to the Company's portfolio's securities; (5) provide valuations with respect to the securities held by the Company (if so requested by the Board); (6) render regular reports to the Company's officers and the Company's Board concerning the investment performance of the Company, the discharge by U.S. Trust of its responsibilities and any other subject that the Company's officers or Board reasonably may request; and (7) assist the Company's officers in connection with the operation of the Company and perform any further acts that may be necessary to effectuate the purposes of the agreement.

         The Existing Agreement and New Agreement provide that U.S. Trust will furnish at its own expense all office space, office facilities, supplies, equipment and personnel necessary or appropriate to the performance of its duties thereunder. U.S. Trust will also pay the salaries and fees of all personnel of the Company or U.S. Trust performing services related to U.S. Trust's duties under the Existing Agreement and New Agreement.

         The Existing Agreement and New Agreement provide that U.S. Trust may place orders for portfolio securities either directly with the issuer or with any broker or dealer selected by U.S. Trust. In placing orders with brokers and/or dealers under the Agreements, U.S. Trust is obligated, subject to the considerations set forth below, to use its best efforts to obtain the best net price and most favorable execution of orders after taking into account all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker and/or dealer and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with this obligation, U.S. Trust may, to the extent permitted by law, purchase and sell portfolio securities from and to brokers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Company and/or other accounts over which U.S. Trust exercises investment discretion. U.S. Trust is authorized under the Agreements to pay a broker who provides such brokerage and research services a commission for effecting a securities transaction which is in excess of the amount of the commission another broker would have charged for effecting that transaction if U.S. Trust determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by the broker viewed in terms of either that particular transaction or the overall responsibilities of U.S. Trust with respect to the accounts as to which it exercises investment discretion.

         Under the Existing Agreement and New Agreement, U.S. Trust may execute transactions through itself and its affiliates on a securities exchange provided that the commissions paid by the Company are "reasonable and fair" compared to commissions received by other brokers having comparable execution capability, and provided that the transactions are effected pursuant to procedures established by the Board of Directors. In each case, an affiliated broker may transmit, clear and settle transactions for the Company that are executed on a securities exchange provided that the affiliated broker arranges for unaffiliated brokers to execute the transactions. Such commissions may not exceed the usual and customary broker's commission.

         In addition, the Board of Directors, in its discretion, may instruct U.S. Trust to effect all or a portion of its securities transactions with one or more brokers and/or dealers selected by the Board of Directors if the Board of Directors determines that the use of such brokers and/or dealers is in the best interest of the Company.

         Under the Existing Agreement and New Agreement, when U.S. Trust deems the purchase or sale of a security to be in the best interest of the Company as well as other customers, U.S. Trust may, to the extent permitted by applicable law, aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions. Under the Existing and New Agreement, U.S. Trust may also purchase or sell a particular security for one or more customers in different amounts. Allocation of the securities purchased or sold in either manner, as well as the expenses incurred in the transactions, will be made by U.S. Trust in a manner that it believes is equitable and consistent with applicable law and regulations and with its fiduciary obligations to the Company and to such other customers.

         The Existing Agreement and New Agreement require U.S. Trust to give the Company the benefit of its best judgment and efforts in rendering services to the Company. Under the Existing Agreement and New Agreement, U.S. Trust will not be liable to the Company or to any shareholder of the Company for any act or omission in the course of, or connected with, rendering services under such agreement or for any losses that may be sustained in the purchase, holding or sale of any security. The Company will indemnify U.S. Trust against all losses, claims, damages, liabilities or expenses that were not the result of U.S. Trust's bad faith, negligence, misconduct or a breach of fiduciary duty owed to the Company. Indemnification shall be made only following a final decision on the merits or a reasonable determination by a quorum of the directors or counsel to the Company that U.S. Trust was not liable by reason of bad faith, negligence, misconduct, or breach of fiduciary duty owed to the Company. U.S. Trust is entitled to advancement of expenses incurred in seeking indemnification upon providing a written affirmation of its good faith belief that it meets the requisite standard for indemnification and an undertaking to repay the advance if it is ultimately determined that the standard was not met.

         No provision of this agreement shall be construed to protect any director or officer of the Company or U.S. Trust from liability in violation of Section 17(i) of the 1940 Act which prohibits protection from liability in the event of willful misfeasance, bad faith, gross negligence, or reckless disregard of one's duties or obligations under a contract.

            EFFECTIVE DATE OF NEW AGREEMENT. If approved by a majority of the outstanding shares (as defined below) of the Company and the Merger is completed, the New Agreement will become effective at the time of the consummation of the Merger, and will continue in effect for two years from the date of effectiveness (unless terminated sooner). If the New Agreement is approved by a majority of the outstanding shares, but the Merger is not completed, the New Agreement will be dated as of the date of termination of the Existing Agreement. Thereafter, if not terminated, the New Agreement will continue in effect for successive annual periods, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board who are not parties to the New Agreement or "interested persons" (as defined in the 1940 Act) of any such party, and either: (i) the vote of a majority of the outstanding shares of the Company; or (ii) the vote of a majority of the full Board of Directors.

         TERMINATION. The Existing Agreement and New Agreement provide that they may be terminated at any time, without the payment of any penalty, either by: (i) the Company, by action of the Board or by the vote of a majority of the Company's outstanding shares, on 60 days' written notice to U.S. Trust; or (ii) U.S. Trust, on 90 days' written notice to the Company. The Existing Agreement and New Agreement provide that they will terminate immediately in the event of an "assignment" (as defined in the 1940 Act).

         FEES. For the services provided and the expenses assumed pursuant to the Existing Agreement and New Agreement, U.S. Trust is entitled to a fee, payable quarterly, at the following rates: (i) 1.5% per annum of the net assets of the Company, determined as of the end of each fiscal quarter, that are invested or committed to be invested in portfolio companies or private funds and (ii) 0.5% of the net assets of the Company, determined as of the end of each fiscal quarter, that are invested in short term investments and are not committed to portfolio companies or private funds.

         In addition to the management fee, pursuant to the Existing Agreement and New Agreement, the Company has agreed to pay the Investment Adviser an incentive fee in an amount equal to 10% of the realized capital gains (net of realized capital losses and unrealized net capital depreciation), less the aggregate amount of incentive fee payments in prior years. If the amount of the incentive fee in any year is a negative number, or cumulative net realized capital gains less net unrealized capital depreciation at the end of any year is less than such amount calculated at the end of the previous year, the Investment Adviser will be required to repay to the company all or a portion of the incentive fee previously paid. For the fiscal year ended October 31, 1999, UST Private Equity Investors Fund, Inc. paid U.S. Trust advisory fees in the amount of $321,323 and $227,752 as an incentive carried interest and U.S. Trust waived fees in the amout of $146,907.

         THERE WILL BE NO CHANGE IN THE CONTRACTUAL ADVISORY FEES PAYABLE BY THE COMPANY AS A RESULT OF APPROVAL OF THE NEW AGREEMENT. The New Agreement, like the Existing Agreement, entitles U.S. Trust to receive management and incentive fees, paid quarterly, at the annual rate described above. U.S. Trust may from time to time voluntarily waive all or a portion of the advisory fee payable by the Company, which waiver may be terminated at any time.

            EVALUATION BY THE BOARD OF DIRECTORS OF THE COMPANY. The New Agreement was unanimously approved by the Board of Directors of the Company and of those members of the Board of Directors who were not "interested persons" (as that term is defined in the 1940 Act) of any party to the Company's New Agreement, at a meeting held on March 7, 2000. The Board considered the Merger, that the New Agreement is substantially the same as the Company's Existing Agreement (except as noted above) and that the contractual advisory fee rate payable by the Company under the New
Agreement for the Company would be identical to that payable under the Company's Existing Agreement. The Board considered that U.S. Trust does not have any plans to materially alter the investment advisory services provided to the Company as a result of the Merger or to make any change in the key personnel responsible for overseeing the investment activities of the Company. The Board also considered the benefits that U.S. Trust may derive from the Merger and the New Agreement. Based on its evaluation, the Board of

Directors concluded that approval of the New Agreement would be in the best interests of the Company and its shareholders. With respect to the provisions of the New Agreement regarding use of the employees and affiliates of U.S. Trust, the Board considered that this provision would allow U.S. Trust to use the best talent within its organization to operate the Company.

         INFORMATION ABOUT THE INVESTMENT ADVISER. U.S. Trust, which has its principal offices at 114 West 47th Street, New York, New York 10036, is a New York State-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust serves as investment adviser to the Company under the Existing Agreement and is a wholly owned subsidiary of U.S. Trust Corporation, a registered bank holding company, which has its principal offices at 114 West 47th Street, New York, New York 10036. U.S. Trust provides wealth management, fiduciary and banking services to individuals, corporations and institutions, both nationally and internationally, including investment management and consulting, trust and estate services, financial and estate planning, corporate trust and agency services, custodial services and personal and corporate banking. On December 31, 1999 the Asset Management Groups of U.S. Trust had approximately $51.2 billion in aggregate assets under management.

         The principal executive officers and directors of U.S. Trust and their principal occupations as of December 31, 1999 are set forth in Annex I hereto.

         U.S. Trust also currently serves as investment adviser to Excelsior Private Equity Fund II, Inc. The approximate net assets (as of October 31, 1999), the annual advisory fees rate paid to U.S. Trust and fees waived by U.S. Trust for the most recently ended fiscal year are as follows:

                                                                                   Advisory Fees
                            Approximate Net                                        Waived for the
Name of Investment          Assets as of        Advisory                           Fiscal year ended
    Company                 October 31, 1999    Fees Rate                          October 31, 1999
------------------          ----------------    ---------                          -----------------
Excelsior Private Equity      $245,106,914      1.5% of the net assets of the      $0
 Fund II, Inc.                                  Company invested or
                                                committed to be invested in
                                                portfolio companies or
                                                private funds and 0.5% of
                                                the net assets of the
                                                Company invested in
                                                short-term investments plus
                                                an incentive fee in an
                                                amount equal to 20% of the
                                                realized capital gains (net
                                                of realized capital losses
                                                and unrealized net capital
                                                depreciation) on
                                                investments other than
                                                investments in private
                                                funds.*

-------------------
*  If the amount of the incentive fee in any year is a negative number, or cumulative net realized gains less net unrealized capital depreciation at the end of any year is less than such amount calculated at the end of the previous year, U.S. Trust will be required to repay the Company all or a portion of the incentive fee previously paid.

         The approval of the New Agreement requires the affirmative vote of the holders of a "majority of the outstanding shares" of the Company (as defined by the 1940 Act), which means the lesser of (a) the holders of 67% or more of the shares of the Company present at the Meeting if the holders of more than 50% of the outstanding shares of the Company are present in person or by proxy or (b) more than 50% of the outstanding shares of the Company. This voting requirement is referred to herein as a "majority of the outstanding shares." For more information, see "Voting Information - Quorum."

THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE NEW INVESTMENT ADVISORY AGREEMENT

                     PROPOSAL 2: ELECTION OF DIRECTORS

         The second proposal to be considered at the Meeting is the election of the directors of the Company.

         Section 15(f) of the 1940 Act provides that when a change in the control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive an amount or benefit in connection therewith as long as two conditions are satisfied, as mentioned above.
Section 15(f) provides, in pertinent part, that for a period of three years after the change in control at least 75% of the members of the Board of Directors may not be "interested persons" (as defined in the 1940 Act) of the Investment Advisor or its predecessor. In order to meet the requirements of Section 15(f), a person who is not an interested person of either U.S. Trust or Schwab, Victor F. Imbimbo, Jr., has been selected and proposed for election to the Board by the current disinterested directors. The nominee has consented to serve as a director.

         At the Meeting, shareholders will be asked to consider the election of four board members who will constitute the entire Board of Directors of UST Private Equity Investment Fund, Inc. Each Board member so elected will hold office until his or her successor is elected and qualifies, or until his or her term as a director is terminated as provided in the Company's by-laws. The persons named as proxies in the accompanying Proxy have been designated by the Company's Board and intend to vote for the nominees named below. Mr. Bernstein, Mr. Hover and Mr. Murphy are incumbent directors. Mr. Bernstein and Mr. Murphy were appointed as directors of UST Private Equity Investors Fund, Inc. on December 1, 1994. Mr. Hover was appointed as a director on December 9, 1998 by the then current directors in order to fill a vacancy on the Board of Directors. Mr. Imbimbo was selected and proposed for election as a Director on March 7, 2000 to fill a newly created vacancy resulting from a recent expansion of the size of the Board from three (3) to four (4) directors.

         All shares represented by valid Proxies will be voted in the election of directors for each nominee named below unless authority to vote for a particular nominee is withheld. The four nominees who receive the highest number of votes cast at the Meeting will be elected as directors. Cumulative voting is not permitted. Should any nominee withdraw from the election or otherwise be unable to serve, the named proxies will vote for the election of such substitute nominee as the Boards of Directors may recommend unless a decision is made to reduce the number of directors. The following table sets forth certain information about each of the nominees:

                                    Director                      Principal Occupation During
Name                      Age         Since                  Past 5 Years and Other Affiliations
----                      ---         -----                  -----------------------------------
John C. Hover, II*        56     December 9, 1998   Mr. Hover retired as Executive Vice President of the
                                                    United States Trust Company of New York in 1998 after
                                                    22 years of service.  He was responsible for the
                                                    Personal Asset Management and Private Banking Group,
                                                    and served as Chairman of U. S. Trust International.
                                                    Prior to joining U.S. Trust he was a commercial
                                                    banker with Chemical Bank. Mr. Hover is a trustee of
                                                    the University of Pennsylvania, and is Chairman of
                                                    the Board of Overseers of the University's Museum of
                                                    Archaeology and Anthropology.  He is a director and
                                                    Vice President of the Penn Club of New York.   Mr.
                                                    Hover serves as a director of UST Private Equity
                                                    Investors Fund, Inc.  Mr. Hover serves as a director
                                                    of Excelsior Private Equity Fund II, Inc.

Gene M. Bernstein         52     March 20, 1997     Mr. Bernstein has been the President of BIG Venture
                                                    Inc., a privately held golf equipment marketing firm
                                                    since March 1994.  From 1990 until 1994 he was the
                                                    President of Northville Industries Corp., a privately
                                                    held corporation engaged in petroleum, marketing,
                                                    distribution and trading.  Mr. Bernstein was
                                                    Executive Vice President of Northville Industries
                                                    Corp. from 1982 to 1989.  Mr. Bernstein serves as a
                                                    director of Excelsior Private Equity Fund II, Inc.

Stephen V. Murphy         54     March 20, 1997     Since 1991, Mr. Murphy has been President of S.V.
                                                    Murphy & Co., Inc., an investment banking firm which
                                                    specializes in mergers and acquisitions, divestitures
                                                    and strategic and capital-related advisory services
                                                    for financial institutions.  From 1988 until 1990, he
                                                    was Managing Director of Merrill Lynch Capital
                                                    Markets in charge of the Financial Institutions
                                                    Mergers and Acquisitions Department.  Prior to 1988,
                                                    Mr. Murphy was Managing Director of The First Boston
                                                    Corporation where he headed up its Investment Banking
                                                    Department's Commercial Bank Group.  Mr. Murphy
                                                    serves as a director of Excelsior Private Equity Fund
                                                    II, Inc.

Victor F. Imbimbo, Jr     47     Nominee            Mr. Imbimbo was the founder of Bedrock Communications,
                                                    Inc. a consulting company addressing the merger of
                                                    traditional and digital communications solutions in
                                                    1996.  He was also the founder of the Hadley Group, a
                                                    promotional marketing company, in 1985, which he ran
                                                    until 1996.

--------------
*   This director is considered to be an "interested person" of the Company as defined in the 1940 Act.


            In the fiscal year of the Company ended October 31, 1999, the Directors met 4 times. Each of the current Directors attended all of the meetings of the Board.

            The Company does not have a compensation or nominating committee. The Company has an audit committee that met once during the fiscal year ended October 31, 1999. The Company's Board of Directors has not adopted a written charter for the audit committee. Messrs. Murphy and Bernstein are the only members of the audit committee. The audit committee has reviewed and discussed the audited financial statements with management and the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards) with the independent auditors. The audit committee has received written disclosures from the independent accountants and has discussed with the independent accountant the independent accountant's independence. Based on the foregoing, the audit committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended October 31, 1999.

         Each Director receives an annual fee of $9,000, and a meeting fee of $1,500 for each meeting attended and is reimbursed for expenses incurred for attending meetings. The Company does not have a stock option plan, other long-term incentive plan, retirement plan or other retirement benefits. No person who is an officer, director or employee of U.S. Trust or of any parent or subsidiary thereof, who serves as an officer, director or employee of the Company receives any compensation from the Company.

         As of March 7, 2000 the board members and officers of the Company owned beneficially less than 1% of the outstanding shares of the Company, and less than 1% of the outstanding shares of the Company in the aggregate.

         The following chart provides certain information about the fees received by the Company's directors in the most recently completed fiscal year.

                                                                Total
                                                                Compensation
                                                                from the
                                          Pension or            Company and
                      Aggregate           Retirement Benefits   Fund Complex(*)
Name of               Compensation        Accrued As Part       Paid to
Person/Position       from the Company    Of Fund Expenses      Directors
---------------       ----------------    -------------------   ---------------
John C. Hover             $15,000              None                $30,000(2)**
Director

Gene M. Bernstein         $15,000              None                $30,000(2)**
Director

Steven V. Murphy          $15,000              None                $30,000(2)**
Director

---------------
(*) The "Fund Complex" consists of Excelsior Private Equity Funds II, Inc. and UST Private Equity Investors Fund Inc.
(**) Number of investment companies in the Fund Complex for which each individual served as a director.

THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE FOREGOING NOMINEES FOR DIRECTOR NAMED IN THIS PROPOSAL 2.


            PROPOSAL 3: RATIFICATION OF INDEPENDENT ACCOUNTANTS

         Shareholders of the Company are also being asked to vote upon the ratification or rejection of the selection of Ernst & Young LLP ("Ernst & Young") as independent accountants for the Company's fiscal year ending October 31, 2000.

         The Board, including all of the Directors who are not "interested persons" of the Company (as defined in the 1940 Act), selected Ernst & Young as the Company's independent accountants at a meeting held on November 30, 1999 and ratified on March 7, 2000. Ernst & Young has stated that it has no material direct or indirect financial interest in the Company. Ernst & Young, with offices at 200 Clarendon Street, Boston, Massachusetts 02116 has served as the Company's independent accountants since the date of inception of the Company.

         A representative of Ernst & Young is expected to be available by telephone at the Meeting should any matter arise requiring consultation with the accountants, and Ernst & Young will be given the opportunity to make a statement if it chooses.

         In order for Proposal 3 to be adopted by the Company, it must be approved by a "majority of the outstanding shares" of the Company. For more information, see "Voting Information - Quorum." Unless instructed otherwise, the persons named as proxies in the accompanying Proxy will vote for Ernst & Young.

THE BOARD OF THE COMPANY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG AS INDEPENDENT ACCOUNTANTS OF THE COMPANY.

                             VOTING INFORMATION

         RECORD DATE. Only shareholders of record at the close of business on March 9, 2000 will be entitled to vote at the Meeting. On that date, the number of outstanding shares of the Company was 40,463. All shares of the Company will vote in the aggregate.

         If you do not plan to be present at the Meeting, you should send your vote in by one of the following methods:

         1. Complete, sign and return the enclosed proxy card promptly in the postage-paid envelope; or

         2. Vote by calling 1-800-690-6903; or

         3. Vote through the Internet at www.proxyvote.com.

         QUORUM. A quorum is constituted with respect to the Company by the presence in person or by proxy of the holders of more than 50% of the outstanding shares entitled to vote. For purposes of determining the presence of a quorum, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power), will be treated as shares that are present at the Meeting but which have not been voted. Abstentions and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining the requisite approval for proposal one and three, but will have no effect for proposal two.

         In the event that a quorum is not present at the Meeting, or at any adjournment thereof, or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR any of the proposals in favor of such adjournments, and will vote those proxies required to be voted AGAINST all proposals against any such adjournments. A shareholder vote may be taken with respect to the Company on any (but not all) of the Proposals prior to any such adjournment as to which sufficient votes have been received for approval.

         OTHER SHAREHOLDER INFORMATION. No person possessed sole or shared voting or investment power with respect to more than 5% of the Company's outstanding shares on March 9, 2000.

            As of March 7, 2000, the Directors' and Executive Officers' share ownership in the Company was as follows:

                                                        Amount And Nature
                                                          Of Beneficial      Percent Of
Title Of Class   Name of Beneficial Owner                  Ownership          Class(1)
--------------   ------------------------               -----------------    ----------
Common Shares    i)  Directors and Director Nominee
                     John C. Hover, II                      15 shares           0.04%
                     Gene M. Bernstein                     200 shares(2)        0.49%
                     Stephen V. Murphy                      50 shares           0.12%
                     Victor F. Imbimbo, Jr.                  0 shares              0%

                 ii) Executive Officers
                     David I. Fann                          21 shares           0.05%

---------------
(1)  Directly owned unless otherwise indicated.
(2)  Includes 60 shares owned by Mr. Bernstein's spouse, for which
     Mr. Bernstein disclaims beneficial ownership.

         All directors and officers as a group owned 251 shares (0.62%) as of March 7, 2000.


                           ADDITIONAL INFORMATION

         OFFICERS. Officers of the Company are elected by the directors and hold office until they resign, are removed or are otherwise disqualified to serve. The following table sets forth certain information about the Company's officers:

                                                               Principal Occupation
                                       Position with           During Past 5 Years and
Name and Address               Age     the Company             Other Affiliations
----------------               ---     --------------          -----------------------
David I. Fann                  35      President               Managing Director of United States Trust Company
United States Trust                    and Chief Executive     of New York. Mr. Fann serves as President and
Company of New York                    Officer                 Chief Executive Officer of Excelsior Private
114 West 47th Street                                           Equity Investors Fund II, Inc. and UST Private
New York, NY  10036                                            Equity Investors Fund, Inc.  He is focused on
                                                               direct investments in healthcare, consumer
                                                               services and e-commerce.  Prior to joining U.S.
                                                               Trust in April of 1994, Mr. Fann served in various
                                                               capacities for Citibank from 1986 through 1994,
                                                               including, as a Vice President of Citibank and its
                                                               small business investment company subsidiary,
                                                               Citicorp Venture Capital Ltd. from 1991 until
                                                               1994.  While at Citicorp Venture Capital Ltd., Mr.
                                                               Fann invested in buyout and venture capital
                                                               transactions and venture capital funds and served
                                                               on the Board of Directors of several of its
                                                               portfolio companies.  Mr. Fann holds a B.A.S.
                                                               degree in industrial engineering and economics
                                                               from Stanford University.  Mr. Fann serves on the
                                                               United States Trust Company of New York Portfolio
                                                               Policy Committee, Strategy Review Committee, and
                                                               the Special Fiduciary Committee.  Mr. Fann is on
                                                               the Board of the Somerset Exchange Fund, Classroom
                                                               Connect, Inc., Conway Stuart Medical, Inc.,
                                                               SurVivaLink Corp. and Protogene Laboratories, Inc.

Douglas A. Lindgren            38      Executive Vice          Managing Director of United States Trust Company
United States Trust                    President               of New York. Mr. Lindgren is Chief Investment
Company of New York                                            Officer of UST Private Equity Investment Fund,
114 West 47th Street                                           Inc. and Executive Vice President of UST Private
New York, NY  10036                                            Equity Investors Fund, Inc.  He is focused on
                                                               direct investments in information technology,
                                                               Internet services, and communications.  Prior to
                                                               joining U.S. Trust in April 1995, Mr. Lindgren
                                                               served in various capacities for Inco Venture
                                                               Capital Management ("IVCM") from January 1988
                                                               through March of 1995, including President and
                                                               Managing Principal from January 1993 through March
                                                               of 1995.  While at IVCM, Mr. Lindgren invested in
                                                               venture capital and buyout transactions and served
                                                               on the board of directors of several of its
                                                               portfolio companies.  Before joining IVCM, Mr.
                                                               Lindgren was employed by Salomon Brothers Inc and
                                                               Smith Barney, Harris Upham & Co., Inc.  He is an
                                                               Adjunct Professor of Finance at Columbia
                                                               University's Graduate School of Business, where he
                                                               has taught courses on venture capital since 1993.
                                                               Mr. Lindgren holds a M.B.A. and B.A. from Columbia
                                                               University. He serves on the United States Trust
                                                               Company of New York Portfolio Policy Committee.
                                                               Mr. Lindgren is on the Board of Powersmart Inc.,
                                                               MarketFirst Software, Inc., Managemark, Inc.,
                                                               Constellar Corporation, ReleaseNow.com, Inc.,
                                                               LifeMinders.com, Inc., Zeus Wireless, Inc. and
                                                               firstsource.

Ronald A. Schwartz             51      Secretary               Mr. Schwartz is Vice President and Assistant
United States Trust                                            General Counsel of United States Trust Company of
Company of New York                                            New York.  Prior to joining U.S. Trust in 1991,
114 West 47th Street                                           Mr. Schwartz was associated with the firm of
New York, NY                                                   Walter, Conston, Alexander & Green from 1985
                                                               through 1990, with a focus on securities law as
                                                               well as mergers and acquisitions.  Mr. Schwartz
                                                               received a BA and an MA degree from the University
                                                               of California at Berkeley, and a JD from Boalt
                                                               Hall, University of California.

Brian F. Schmidt               41      Chief Financial         Senior Vice President at U.S. Trust Company.  Mr.
U.S. Trust Company                     Officer                 Schmidt is the Chief Financial Officer of
225 High Ridge Road                    Chief Accounting        Excelsior Private Equity Investors Fund II, Inc.
Stamford, CT 06905                     Officer                 and UST Private Equity Investors Fund, Inc.  He is
                                       Treasurer               the Division Manager for the Mutual Funds
                                                               Administration Department.  He is responsible for the
                                                               operation and Department Administrator administration
                                                               of the Excelsior Family of Funds and the U.S. Trust
                                                               Common Trust Funds.  Mr. Schmidt joined U.S. Trust in
                                                               1991 from Prudential Insurance Company of America,
                                                               where he was Director of Accounting.  Prior to that he
                                                               was a senior accounting manager at Dreyfus
                                                               Corporation.  Mr. Schmidt has 16 years of
                                                               experience in financial services, concentrating in
                                                               mutual funds.  He received his BS degree from
                                                               Marist College.  He is on the accountant's and
                                                               treasurer's committee of the Investment Company
                                                               Institute.

Frank D. Bruno                 40      Assistant Treasurer     Mr. Bruno is a Vice President in the Mutual Funds
U.S. Trust Company                                             Administration.  Prior to joining U.S. Trust, he
225 High Ridge Road                                            worked for the Dreyfus Corporation and Price
Stamford, CT 06905                                             Waterhouse.  Mr. Bruno received his BS degree from
                                                               The Pennsylvania State University.

Frank J. Hearn, Jr.            35      Assistant Secretary
U.S. Trust Company
of New York
114 West 47th Street
New York, NY 10036


         All officers of the Company are employees and/or officers of the Investment Adviser.

         PAYMENTS TO AFFILIATES. For the fiscal year ended October 31, 1999 there were no payments made to affiliates.

                                    -18-

         ADMINISTRATOR. Chase Global Funds Services Company, which is located at 73 Tremont Street, Boston, MA 02108, is the administrator for the Company. The Company paid Chase Global Funds Services Company $58,000 in fees for the fiscal year ended October 31, 1999.


                               OTHER MATTERS

      Shareholder proposals intended for inclusion in the Company's proxy statement in connection with the Company's 2001 annual meeting of shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the "Exchange Act") must be received by the Company at the Company's
principal executive offices by           , 200_.  In order for proposals
made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Company at the Company's principal executive
offices not later than            , 200_.  Any shareholder who wishes to
submit a proposal for consideration at a meeting of shareholders should send such proposal to the Company at 114 West 47th Street, New York, New York 10036.

         No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the person named in the enclosed Proxy will vote thereon according to their best judgment in the interests of the Company.


Dated:  March __, 2000

         SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

         THE COMPANY WILL FURNISH, WITHOUT CHARGE, COPIES OF THE COMPANY'S ANNUAL REPORT TO SHAREHOLDERS DATED JANUARY 31, 2000 TO ANY SHAREHOLDER UPON REQUEST. THE COMPANY'S REPORT TO SHAREHOLDERS MAY BE OBTAINED FROM THE COMPANY BY WRITING TO THE COMPANY AT 114 WEST 47th STREET, NEW YORK, NEW YORK 10036, BY CALLING (800) 446-1012 (FROM OVERSEAS, CALL (617) 557-8280)
OR BY THE INTERNET: http://www.excelsiorfunds.com

                                    -19-

ANNEX I

Position with
U.S. Trust                 Name                             Principal Occupation                  Type of Business
-------------              ----                             --------------------                  ----------------
Director                   Eleanor Baum                     Dean of School of Engineering at      Academic
                           4 Arleigh Road                   The Cooper Union for the
                           Great Neck, NY  11021            Advancement of Science & Art

Director                   Samuel C. Butler                 Partner in Cravath, Swaine & Moore    Law Firm
                           Cravath, Swaine  & Moore
                           Worldwide Plaza
                           825 Eighth Avenue
                           New York, NY  10019

Director                   Peter O. Crisp                   Retired Chairman of Venrock, Inc.     Venture Capital
                           103 Horseshoe Road
                           Mill Neck, NY  11765

Director                   Antonia M. Grumbach              Partner in Patterson, Belknap,        Law Firm
                           Patterson, Belknap,  Webb &      Web & Tyler, LLP
                           Tyler, LLP
                           1133 Avenue of the Americas
                           New York, NY  10036

Director, Chairman of      H. Marshall Schwarz              Chairman of the Board & Chief         Asset Management,
the Board and Chief        United States Trust Company      Executive Officer of U.S. Trust       Investment and
Executive Officer          of New York                      Corporation and U.S. Trust            Fiduciary Services
                           114 West 47th Street
                           New York, NY  10036

Director                   Philippe de Montebello           Director of the Metropolitan          Art Museum
                           The Metropolitan Museum of Art   Museum of Art
                           1000 Fifth Avenue
                           New York, NY  10028

Director                   Robert E. Denham                 Partner in Munger, Tolles &          Law Firm
                           Munger, Tolles & Olson LLP       Olson LLP
                           355 South Grand Avenue
                           35th Floor
                           Los Angeles, CA  90071

Director                   John H. Stookey                  Chairman of Suburban Propane Pts.     Petrochemicals and
                           Suburban Propane Pts.                                                  Propane
                           P.O. Box 455
                           Sheffield, MA  01257

Director                   Robert N. Wilson                 Vice Chairman of the Board of         Health Care Products
                           Johnson & Johnson                Johnson & Johnson
                           One Johnson & Johnson Plaza
                           New Brunswick, NJ  08933

Director                   Peter L. Malkin                  Chairman of Wien & Malkin LLP         Law Firm
                           Wien & Malkin LLP
                           Lincoln Building
                           60 East 42nd Street
                           New York, NY  10165

Director                   David A. Olsen                   Retired Chairman of                   Risk & Insurance
                           1120 Park Avenue                 Johnson & Higgins                     Services
                           New York, NY  10128

Director                   Carl H. Pforzheimer, II          Managing Partner                      Broker-Dealer
                           Carl H. Pforzheimer & Co.                                              Investment Adviser
                           650 Madison Avenue
                           New York, NY  10022

Director                   Ruth A. Wooden                   President & CEO                       Not-for- Profit
                           60 Gramercy Park North           National Parenting Association
                           Apt. 2m
                           New York, NY  10016

Director                   Philip L. Smith                  Corporate Director and Trustee        Consumer Goods
                           P.O. Box 386
                           Ponte Verde Beach, FL  32004

Executive Vice President   Paul K. Napoli                   Executive Vice President of U.S.      Asset Management,
                           United States Trust Company      Trust Corporation and U.S. Trust      Investment and
                           of New York                                                            Private Banking
                           114 West 47th Street
                           New York, NY  10036

Director and               Maribeth S. Rahe                 Vice Chairman of U.S. Trust           Asset Management,
Vice Chairman              United States Trust Company      Corporation and U.S. Trust            Investment and
                           of New York                                                            Fiduciary Services
                           114 West 47th Street
                           New York, NY  10036

Director, Vice Chairman    Frederick B. Taylor              Vice Chairman and Chief Investment    Asset Management,
and  Chief Investment      United States Trust Company      Officer of U.S. Trust Corporation     Investment and
Officer                    of New York                      and U.S. Trust                        Fiduciary Services
                           114 West 47th Street
                           New York, NY  10036

Director, President and    Jeffrey S. Maurer                President and Chief Operating         Asset Management,
Chief Operating Officer    United States Trust              Officer of U.S. Trust Corporation     Investment and
                           Company of New York              and U.S. Trust                        Fiduciary Services
                           114 West 47th Street
                           New York, NY  10036

Executive Vice President   John L. Kirby                    Executive Vice President and Chief    Asset Management,
and Chief Financial        United States Trust Company      Financial Officer of U.S. Trust       Investment and
Officer                    of New York                      Corporation and U.S. Trust            Fiduciary Services
                           114 West 47th Street
                           New York, NY 10036

Executive Vice President   Kenneth G. Walsh                 Executive Vice President of U.S.      Asset Management,
                           United States Trust              Trust Corporation and U.S. Trust      Investment and
                           Company of New York                                                    Fiduciary Services
                           114 West 47th Street
                           New York, NY  10036

Executive Vice President   John M. Deignan                  Executive Vice President              Private Banking,
                           United States Trust Company                                            Investment
                           of New York                                                            Management and
                           114 West 47th Street                                                   Fiduciary Services
                           New York, NY  10036





                                                                   Exhibit B

            THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
          UST PRIVATE EQUITY INVESTORS FUND, INC. (THE "COMPANY")


         THIS PROXY IS SOLICITED BY THE BOARD OF THE COMPANY for use at an annual meeting of shareholders to be held on May 6, 2000, at 10:00 a.m. Eastern time at the offices of United States Trust Company of New York, 114 West 47th Street, New York, New York 10036.

         The undersigned hereby appoints Frank D. Bruno, Brian F. Schmidt and Ronald A. Schwartz, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated annual meeting, and at all adjournments or postponements thereof, all shares representing interests in the Company held of record by the undersigned on March 9, 2000, the record date for the meeting, upon the following matters AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION.

         Every properly signed proxy will be voted in the manner specified thereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR Proposal 1, Proposal 2 and Proposal 3.


[Name and Address of Shareholder] _______ Shares of ______________ UST Private
                                                                   Equity
                                                                   Investors
                                                                   Fund, Inc.


                                       PLEASE SIGN AND RETURN PROMPTLY IN
                                       ENCLOSED ENVELOPE. NO POSTAGE IS
                                       REQUIRED.


                                       ____________________________________
                                       (Signature(s) of Shareholder(s))

                                       ____________________
                                       Date

                                       PLEASE SIGN EXACTLY AS NAME APPEARS
                                       HEREON. WHEN SHARES ARE HELD BY
                                       JOINT TENANTS, BOTH SHOULD SIGN.
                                       WHEN SIGNING AS ATTORNEY OR
                                       EXECUTOR, ADMINISTRATOR, TRUSTEE OR
                                       GUARDIAN, PLEASE GIVE FULL TITLE AS
                                       SUCH. IF A CORPORATION, PLEASE SIGN
                                       IN FULL CORPORATE NAME BY PRESIDENT
                                       OR OTHER AUTHORIZED OFFICER. IF A
                                       PARTNERSHIP, PLEASE SIGN IN
                                       PARTNERSHIP NAME BY AUTHORIZED
                                       PERSON.


                                       [VOTING ON REVERSE SIDE]


                                    B-1

Please vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil.

(1) Proposal to approve or disapprove a new Investment Advisory Agreement between the Company and United States Trust Company of New York.

          [  ]  For            [  ]  Against         [  ]  Abstain

(2)  Election of Directors of the Company:

     [ ] For all nominees listed below (except as marked to the contrary below).

     [  ]  Withhold authority to vote for all nominees listed below.

           INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through his name in the list below:

           John C. Hover
           Gene M. Bernstein
           Steven V. Murphy
           Victor F. Imbimbo

(3) Proposal to ratify or reject the selection of Ernst & Young, LLP as independent accountants for the Company's fiscal year ending October 31, 2000.

          [  ]  For            [  ]  Against         [  ]  Abstain



         The proxies are authorized in their discretion on any other business which may properly come before the Meeting and any adjournments thereof.


                                   (Please Date and SIGN REVERSE SIDE.)


                                    B-2